UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	November 27, 2006

Wisconsin Public Service Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-3016	39-0715160
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307-9001
(Address of principal executive offices, including zip code)

(920) 433-1598
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

        On November 27, 2006, Wisconsin Public Service Corporation (the “Company”) agreed to sell $125,000,000 aggregate principal amount of its Senior Notes, 5.55% Series Due December 1, 2036 (the “Senior Notes”) in a public offering through UBS Securities LLC, Wachovia Capital Markets, LLC, Wedbush Morgan Securities Inc., BMO Capital Markets, and The Williams Capital Group, L.P. The closing for the sale of the Senior Notes is scheduled for December 1, 2006. The Senior Notes are registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (Registration No. 333-115405). In connection with the offering of the Senior Notes, final versions of the following are filed herewith: (1) the Underwriting Agreement, dated November 27, 2006, by and among the Company and UBS Securities LLC and Wachovia Capital Markets, LLC, for themselves and as representatives of the other underwriters named therein; (2) the Fifth Supplemental Indenture, dated December 1, 2006, by and between the Company and U.S. Bank National Association, as successor trustee, creating the Senior Notes; and (3) the Thirty-Seventh Supplemental Indenture, dated December 1, 2006, by and between the Company and U.S. Bank National Association, as successor trustee, creating the Company’s First Mortgage Bonds, Collateral Series E, which are being pledged as security for the Senior Notes.

Item 9.01.      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits. The following exhibits are being filed herewith:

(1) Underwriting Agreement, dated as of November 27, 2006, by and among Wisconsin Public Service Corporation and UBS Securities LLC and Wachovia Capital Markets, LLC, for themselves and as representatives of the other underwriters named therein.

(4.1) Fifth Supplemental Indenture, dated as of December 1, 2006, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank, National Association and Firstar Bank Milwaukee, N.A., National Association).

(4.2) Thirty-Seventh Supplemental Indenture, dated as of December 1, 2006, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank, National Association, successor to Firstar Trust Company, formerly known as First Wisconsin Trust Company).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN PUBLIC SERVICE CORPORATION
By: /s/ Barth J. Wolf
Barth J. Wolf
Secretary

Date: November 29, 2006

WISCONSIN PUBLIC SERVICE CORPORATION

EXHIBIT INDEX TO FORM 8-K
Report Dated November 27, 2006

Exhibit

(1)	Underwriting Agreement, dated as of November 27, 2006, by and among Wisconsin Public Service Corporation and UBS Securities LLC and Wachovia Capital Markets, LLC, for themselves and as representatives of the other underwriters named therein.

(4.1)	Fifth Supplemental Indenture, dated as of December 1, 2006, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank, National Association and Firstar Bank Milwaukee, N.A., National Association).

(4.2)	Thirty-Seventh Supplemental Indenture, dated as of December 1, 2006, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank, National Association, successor to Firstar Trust Company, formerly known as First Wisconsin Trust Company).